                                                                    Exhibit 99.7

                         PRIVATE EQUITY CREDIT AGREEMENT

                                 BY AND BETWEEN

                                WATER CHEF, INC.

                                       AND

                       BRITTANY CAPITAL MANAGEMENT LIMITED

                                      Dated

                                September 7, 2007

      THIS PRIVATE EQUITY CREDIT  AGREEMENT is entered into as of the 7th day of
September,  2007 (this "AGREEMENT"),  by and between BRITTANY CAPITAL MANAGEMENT
LIMITED,  a  corporation  organized  and existing  under the laws of the Bahamas
("INVESTOR"), and WATER CHEF, INC., a Delaware corporation (the "COMPANY").

      WHEREAS,  the  parties  desire  that,  upon the terms and  subject  to the conditions contained herein, the Company shall issue and sell to Investor,  from time to time as provided herein, and Investor shall purchase, up to Five Million
Dollars ($5,000,000) of the Common Stock (as defined below) and

      WHEREAS,  such investments will be made in reliance upon the provisions of
Section 4(2) ("SECTION  4(2)") of the Securities Act of 1933,  Regulation D, and
the rules and regulations  promulgated thereunder (the "SECURITIES ACT"), and/or upon such other exemption from the  registration  requirements of the Securities
Act as may be available with respect to any or all of the  investments in Common
Stock to be made hereunder.

      NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

      Section 1.1 DEFINED TERMS as used in this  Agreement,  the following terms shall have the following  meanings  specified or indicated  (such meanings to be equally applicable to both the singular and plural forms of the terms defined)

            "AGREEMENT" shall have the meaning specified in the preamble hereof.

            "AVERAGE  DAILY  VOLUME"  shall mean the Average of the Daily Volume for the relevant days.

            "BLACKOUT   NOTICE"   shall  have  the  meaning   specified  in  the
Registration Rights Agreement.

            "BLACKOUT SHARES" shall have the meaning specified in Section 2.6.

            "BYLAWS" shall have the meaning specified in Section 4.8.

            "CERTIFICATE" shall have the meaning specified in Section 4.8.

            "CLOSING"  shall mean one of the  closings of a purchase and sale of shares of Common Stock pursuant to Section 2.3.

            "CLOSING  BID PRICE"  shall mean the closing bid price of the Common
Stock on the Principal Market.

            "CLOSING DATE" shall mean,  with respect to a Closing,  the [twelfth
(12h)] Trading Day following the Put Date related to a Closing,  or such earlier date as the Company and Investor  shall  agree,  provided  all  conditions  to a
Closing have been satisfied on or before such Trading Day.

            "COMMITMENT   PERIOD"  shall  mean  the  period  commencing  on  the
Effective  Date,  and ending on the  earlier  of (i) the date on which  Investor shall have  purchased  Put Shares  pursuant to this  Agreement  for an aggregate
Purchase Price of the Maximum Commitment Amount, (ii) the date this Agreement is terminated pursuant to Section 2.5, or (iii) the date occurring  thirty-six (36)
months from the Effective Date.

            "COMMON  STOCK" shall mean the Company's  common  stock,  $0.001 par value per share,  and any shares of any other class of common stock  whether now or hereafter authorized,  having the right to participate in the distribution of dividends (as and when declared) and assets (upon liquidation of the Company).

            "COMMON  STOCK  EQUIVALENTS"  shall  mean  any  securities  that are convertible into or exchangeable for Common Stock or any options or other rights
to  subscribe  for  or  purchase  Common  Stock  or  any  such   convertible  or
exchangeable securities.

            "COMPANY"  shall have the meaning  specified in the preamble to this
Agreement.

            "CONDITION  SATISFACTION  DATE" shall have the meaning  specified in
Section 7.2.

            "DAMAGES" shall mean any loss, claim, damage,  liability,  costs and
expenses  (including,   without  limitation,   reasonable  attorneys'  fees  and
disbursements and costs and expenses of expert witnesses and investigation).

            "DISCOUNT" shall mean six percent (6%).

            "DTC" shall have the meaning specified in Section 2.3.

            "DWAC" shall have the meaning specified in Section 2.3.

            "EFFECTIVE DATE" shall mean the date on which the SEC first declares effective  a  Registration  Statement  registering  resale  of  the  Registrable
Securities as set forth in Section 7.2(a).

            "EXCHANGE  ACT" shall mean the  Securities  Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder.

            "FAST" shall have the meaning specified in Section 2.3.

            "INVESTMENT  AMOUNT" shall mean the aggregate  dollar amount (within the range  specified  in Section  2.2) to be  invested  by  Investor to purchase
Interim  Put Shares and Put Shares  with  respect to any Put as  notified by the
Company to Investor in accordance with Section 2.2.

            "INVESTOR" shall have the meaning  specified in the preamble to this
Agreement.

            "LEGEND" shall have the meaning specified in Section 8.1.

            "MARKET PRICE" in respect of given Put shall mean the average of the three  lowest  Closing  Bid  Prices  (not  necessarily  consecutive)  during the
Valuation Period.

            "MATERIAL  ADVERSE  EFFECT"  shall mean any effect on the  business, operations,  properties, prospects or financial condition of the Company that is material  and adverse to the  Company or to the Company and such other  entities controlling or controlled by the Company, and/or any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to enter into and perform its  obligations  under any of (a) this
Agreement and (b) the Registration Rights Agreement.

            "MAXIMUM   COMMITMENT   AMOUNT"  shall  mean  Five  Million  Dollars
($5,000,000).

            "MAXIMUM PUT AMOUNT" shall mean, with respect to any Put, the lesser of (a)  $250,000.00,  or (b) Two Hundred Fifty (250%)  percent of the product of
(i)  Average  Daily  Volume,  and (ii) the  average of Closing Bid Price for the three (3) trading days immediately preceding the Put Date.

            "MINIMUM  PUT AMOUNT"  shall mean,  with  respect to any Put,  Fifty
Thousand Dollars ($50,000).

            "NASD" shall mean the National  Association  of Securities  Dealers,
Inc.

            "NEW BID PRICE" shall have the meaning specified in Section 2.6.

            "OLD BID PRICE" shall have the meaning specified in Section 2.6.

            "OUTSTANDING"  shall mean,  with respect to the Common Stock, at any date as of which the number of shares of Common Stock is to be  determined,  all issued and  outstanding  shares of Common Stock,  including all shares of Common
Stock issuable in respect of outstanding  convertible  securities,  scrip or any certificates  representing  fractional  interests  in shares  of  Common  Stock;
provided, however, that Outstanding shall not include any shares of Common Stock then directly or indirectly owned or held by or for the account of the Company.

            "PERSON" shall mean an individual, a corporation, a partnership,  an association, a trust or other entity or organization,  including a government or political subdivision or an agency or instrumentality thereof.

            "PRINCIPAL  MARKET" shall mean the Nasdaq Global Select Market,  the
Nasdaq Global Market,  the Nasdaq Capital Market,  the Over the Counter Bulletin
Board, the American Stock Exchange or the New York Stock Exchange,  whichever is at the time the principal trading exchange or market for the Common Stock.

            "PURCHASE PRICE" shall mean the Market Price less the product of the
Discount and the Market Price.

            "PUT" shall mean each occasion  that the Company  elects to exercise its right to tender a Put Notice requiring Investor to purchase shares of Common
Stock, subject to the terms and conditions of this Agreement.

            "PUT DATE" shall mean the Trading Day during the  Commitment  Period that a Put Notice is deemed delivered pursuant to Section 2.2(b).

            "PUT NOTICE" shall mean a written notice,  substantially in the form of Exhibit B hereto,  to  Investor  setting  forth the  Investment  Amount  with respect to which the Company  intends to require  Investor to purchase shares of
Common Stock pursuant to the terms of this Agreement.

            "PUT  SHARES"  shall be the  number of Put Shares  deliverable  on a
Closing Date equal to the Investment Amount divided by the Purchase Price.

            "REGISTRABLE  SECURITIES"  shall  mean the (a) Put  Shares,  (b) the
Blackout Shares and (c) any securities issued or issuable with respect to any of the foregoing by way of exchange, stock dividend or stock split or in connection with a combination of shares,  recapitalization,  merger, consolidation or other reorganization or otherwise. As to any particular Registrable  Securities,  once issued such  securities  shall  cease to be  Registrable  Securities  when (i) a
Registration  Statement  has  been  declared  effective  by  the  SEC  and  such
Registrable  Securities  have  been  disposed  of  pursuant  to  a  Registration
Statement,  (ii) such Registrable  Securities have been sold under circumstances under which all of the  applicable  conditions  of Rule 144 are met,  (iii) such time as such Registrable  Securities have been otherwise  transferred to holders who may trade such shares without  restriction under the Securities Act, and the
Company has delivered a new  certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) in the opinion of counsel to the Company,  which  counsel shall be  reasonably  acceptable to Investor,  such
Registrable  Securities  may be sold without  registration  under the Securities
Act, without the need for an exemption from any such  registration  requirements or without any time,  volume or manner  limitations  pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

            "REGISTRATION  RIGHTS AGREEMENT" shall mean the registration  rights agreement in the form of Exhibit A hereto.

            "REGISTRATION STATEMENT" shall mean a registration statement on Form
S-1 (if use of such form is then available to the Company  pursuant to the rules of the SEC and, if not, on such other form  promulgated by the SEC for which the
Company then qualifies and which counsel for the Company shall deem  appropriate and which form shall be available for the resale of the  Registrable  Securities to be registered  thereunder in accordance with the provisions of this Agreement and the Registration Rights Agreement and in accordance with the intended method of  distribution  of such  securities),  for the  registration  of the resale by
Investor of the Registrable Securities under the Securities Act.

            "REGULATION  D" shall have the meaning  specified in the recitals of this Agreement.

            "RULE  144"  shall  mean Rule 144 under  the  Securities  Act or any similar provision then in force under the Securities Act.

            "SEC" shall mean the Securities and Exchange Commission.

            "SECTION  4(2)" shall have the meaning  specified in the recitals of this Agreement.

            "SECURITIES ACT" shall have the meaning specified in the recitals of this Agreement.

            "SEC DOCUMENTS" shall mean, as of a particular date, all reports and other  documents  file by the Company  pursuant to Section 13(a) or 15(d) of the
Exchange Act since the beginning of the Company's  then most recently  completed fiscal year as of the time in question (provided that if the date in question is within ninety days of the beginning of the Company's fiscal year, the term shall include all documents filed since the beginning of the second  preceding  fiscal year).

            "SUBSCRIPTION  DATE" shall mean the date on which this  Agreement is executed and delivered by the Company and Investor.

            "TRADING  CUSHION"  shall  mean a minimum of five (5)  Trading  Days between Put Dates.

            "TRADING DAY" shall mean any day during which the  Principal  Market shall be open for business.

            "TRANSACTION  DOCUMENTS" means the Private Equity Credit  Agreement, the Registration Rights Agreement, and the Closing Certificate.

            "TRANSFER  AGENT" shall mean the transfer agent for the Common Stock
(and to any substitute or  replacement  transfer agent for the Common Stock upon the Company's appointment of any such substitute or replacement transfer agent).

            "UNDERWRITER"  shall  mean  any  underwriter  participating  in  any disposition of the  Registrable  Securities on behalf of Investor  pursuant to a
Registration Statement.

            "VALUATION  EVENT"  shall mean an event in which the  Company at any time during a Valuation Period takes any of the following actions:

      (a)   subdivides or combines the Common Stock;

      (b)   pays a  dividend  in  shares  of  Common  Stock or makes  any  other distribution  of shares of Common Stock,  except for dividends  paid with respect to the Preferred Stock;

      (c)   issues any  options or other  rights to  subscribe  for or  purchase shares of Common Stock other than pursuant to this Agreement and the price per share  for  which  shares of Common  Stock may at any time thereafter  be  issuable  pursuant to such  options or other  rights shall be less than the Bid Price in effect immediately prior to such issuance;

      (d)   issues any securities convertible into or exchangeable for shares of
            Common  Stock and the  consideration  per share for which  shares of
            Common Stock may at any time thereafter be issuable  pursuant to the terms of such  convertible or exchangeable  securities shall be less than the Bid Price in effect immediately prior to such issuance;

      (e)   issues  shares of Common  Stock  otherwise  than as  provided in the foregoing subsections (a) through (d), at a price per share less, or for  other  consideration  lower,  than  the  Bid  Price  in  effect immediately prior to such issuance, or without consideration;

      (f)   makes a  distribution  of its assets or evidences of  indebtedness to the holders of Common Stock as a dividend in  liquidation or by way of return of capital or other than as a dividend  payable  out of earnings  or surplus  legally  available  for  dividends  under applicable  law  or any  distribution  to  such  holders  made  in respect of the sale of all or  substantially  all of the Company's assets  (other than under the  circumstances  provided  for in the foregoing  subsections (a) through (e); or

      (g)   takes any action  affecting the number of Outstanding  Common Stock, other than an action  described in any of the foregoing  subsections
            (a)  through  (f)  hereof,  inclusive,  which in the  opinion of the
            Company's Board of Directors, determined in good faith, would have a materially adverse effect upon the rights of Investor at the time of a Put.

            "VALUATION  PERIOD"  shall mean the period of five (5) Trading  Days immediately  following the date on which the  applicable Put Notice is deemed to be delivered and during which the Purchase  Price of the Common Stock is valued;
provided, however, that if a Valuation Event occurs during any Valuation Period, a new  Valuation  Period  shall begin on the Trading Day  immediately  after the occurrence  of such  Valuation  Event and end on the  fifth  (5th)  Trading  Day thereafter.

                                   ARTICLE II

                        PURCHASE AND SALE OF COMMON STOCK

Section 2.1 INVESTMENTS.

(a)   PUTS. Upon the terms and conditions set forth herein  (including,  without limitation,  the  provisions  of Article  VII),  on any Put Date the Company may
exercise a Put by the delivery of a Put Notice.

(b)   FLOOR PRICE. In the event that during a Valuation Period,  the Closing Bid
Price on any  Trading Day falls below  [seventy-five  percent  (75%)] of the Bid
Price for the three (3) Trading Days immediately prior to a Put Date (a "Low Bid
Price"),  for each such Trading Day the Company  shall be under no obligation to sell one-tenth (1/10) of the Investment Amount specified in the Put Notice,  and the Investment Amount shall accordingly be deemed reduced by such amount. In the event that during a Valuation  Period  there exists Low Bid Prices for any three
(3) Trading Days--not necessarily  consecutive--then the balance of each party's obligation  for the Investment  Amount under such Put Notice shall  terminate on such third Trading Day  ("Termination  Day"), and the Investment Amount shall be adjusted to include  only  one-tenth of the initial  Investment  Amount for each
Trading Day during the Valuation  Period prior to the  Termination  Day that the
Closing Bid Price equals or exceeds the Low Bid Price.

Section 2.2 MECHANICS.

(a)   PUT NOTICE.  At any time during the Commitment Period (and with respect to any Put Notice  other than the first Put Notice after the prior  Closing  Date), the Company may deliver a Put Notice to Investor,  subject to the conditions set forth in Section 7.2; provided,  however,  the Investment Amount for each Put as designated  by the Company in the  applicable  Put Notice  shall be neither less than the Minimum Put Amount nor more than the Maximum Put Amount.

(b)   DATE OF DELIVERY OF PUT NOTICE.  A Put Notice shall be deemed delivered on
(i) the Trading Day it is received by facsimile or otherwise by Investor if such notice  is  received  on or  prior to 12:00  noon  New  York  time,  or (ii) the immediately  succeeding  Trading Day if it is received by facsimile or otherwise after  12:00 noon New York time on a Trading Day or at anytime on a day which is not a Trading Day.

Section  2.3  CLOSINGS.  On or prior  to each  Closing  Date for a Put,  (a) the
Company shall deliver to the Investor one or more certificates  representing the
Put  Shares  to be  purchased  by  Investor  pursuant  to  Section  2.1  herein, registered in the name of Investor and (b) Investor shall deliver to the Company the  Investment  Amount by wire transfer of  immediately  available  funds to an account designated by the Company. In lieu of delivering  physical  certificates representing  the Common Stock  issuable in  accordance  with clause (a) of this
Section 2.3, and provided that the Transfer Agent then is  participating  in the
Depository  Trust Company ("DTC") Fast Automated  Securities  Transfer  ("FAST")
program,  upon  request of  Investor,  the  Company  shall use its  commercially reasonable efforts to cause the Transfer Agent to electronically transmit, prior to the  applicable  Closing  Date the  applicable  Put Shares by  crediting  the
Investor's  account of the Investor's  prime broker with DTC through its Deposit
Withdrawal Agent Commission  ("DWAC") system,  and provide proof satisfactory to the Investor of such  delivery.  In addition,  on or prior to such Closing Date, each of the Company and Investor  shall deliver to the each other all documents, instruments  and writings  required to be delivered or  reasonably  requested by either of them  pursuant to this  Agreement in order to implement and effect the transactions contemplated herein.

Section 2.4 [INTENTIONALLY OMITTED]

Section 2.5  TERMINATION  OF INVESTMENT  OBLIGATION.  The obligation of Investor pursuant  to this  Agreement  to  purchase  shares of  Common  Stock  shall,  at
Investor's option,  terminate (including with respect to a Closing Date that has not yet  occurred)  in the event  that (a) there  shall  occur any stop order or suspension of the  effectiveness of any Registration  Statement for an aggregate of thirty  (30)Trading Days during the Commitment  Period,  for any reason other than  deferrals or suspension  during a Blackout  Period in accordance  with the
Registration Rights Agreement,  as a result of corporate developments subsequent to the Subscription  Date that would require such  Registration  Statement to be amended  to reflect  such event in order to  maintain  its  compliance  with the disclosure  requirements  of the Securities Act, or (b) the Company shall at any time fail to comply with the  requirements  of Section 6.3, 6.4, or 6.6 and such failure shall continue for more than thirty (30) days.

Section 2.6 BLACKOUT SHARES.  In the event that, (a) within fifteen (15) Trading
Days following any Closing Date, the Company gives a Blackout Notice to Investor of a Blackout Period in accordance with the Registration  Rights Agreement,  and
(b) the Closing Bid Price on the Trading Day immediately preceding such Blackout
Period  ("OLD BID  PRICE") is greater  than the  Closing  Bid Price on the first
Trading  Day  following  such  Blackout   Period  that  Investor  may  sell  its
Registrable Securities pursuant to an effective Registration Statement ("NEW BID
PRICE"),  then the  Company  shall issue to  Investor  the number of  additional shares of Registrable Securities (the "BLACKOUT SHARES") equal to the difference between (i) the product of the number of Put Shares held by Investor immediately prior to the  Blackout  Period  that  were  issued  on the most  recent  Closing
Date(the "REMAINING PUT SHARES") multiplied by the Old Bid Price, divided by the
New Bid Price, and (ii) the Remaining Put Shares.

Section 2.7 [INTENTIONALLY OMITTED]

Section 2.8 LIQUIDATED DAMAGES. Each of the Company and Investor acknowledge and agree that the requirement to issue Blackout Shares under Section 2.6 shall give rise to liquidated  damages and not penalties.  Each of the Company and Investor further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amounts specified in such Sections bear a reasonable proportion and are not plainly or grossly disproportionate  to the  probable  loss  likely to be  incurred  by Investor in connection with a Blackout Period under the Registration  Rights Agreement,  and
(c) each of the Company and Investor are sophisticated business parties and have been  represented  by  sophisticated  and able legal and  financial  counsel and negotiated this Agreement at arm's length.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor represents and warrants to the Company that:

Section 3.1 INTENT. Investor is entering into this Agreement for its own account and Investor has no present arrangement  (whether or not legally binding) at any time to sell the  Common  Stock to or through  any  person or entity;  provided, however,  Investor reserves the right to dispose of the Common Stock at any time in  accordance  with  federal  and  state  securities  laws  applicable  to such disposition.

Section 3.2  SOPHISTICATED  INVESTOR.  Investor is a sophisticated  investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited  investor (as defined  in Rule 501 of  Regulation  D), and  Investor  has such  experience  in business and financial  matters that it is capable of evaluating  the merits and risks of an  investment  in the  Common  Stock.  Investor  acknowledges  that an investment  in the Common  Stock is  speculative  and  involves a high degree of risk.

Section 3.3  AUTHORITY.  (a) Investor has the  requisite  power and authority to enter into and perform its obligations under this Agreement and the transactions contemplated hereby in accordance with its terms; (b) the execution and delivery of this Agreement and the Registration Rights Agreement, and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary  action and no further consent or  authorization of Investor or its partners is required;  and (c) this  Agreement has been duly  authorized and validly executed and delivered by Investor and is a valid and binding  agreement of Investor  enforceable  against it in  accordance  with its terms,  subject to applicable  bankruptcy,  insolvency,  or similar laws  relating to, or affecting generally  the  enforcement  of,  creditors'  rights  and  remedies  or by other equitable principles of general application.

Section  3.4  NOT  AN  AFFILIATE.  Investor  is  not  an  officer,  director  or
"affiliate"  (as that term is defined in Rule 405 of the Securities  Act) of the
Company.

Section 3.5 ORGANIZATION AND STANDING. Investor is a corporation duly organized, validly existing and in good standing under the laws of the Bahamas, and has all requisite  power and authority to own,  lease and operate its  properties and to carry on its business as now being  conducted.  Investor is duly  qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification  necessary,  other than  those in which the  failure so to qualify would not have a material adverse effect on Investor.

Section 3.6 ABSENCE OF CONFLICTS.  The execution and delivery of this  Agreement and any other document or instrument  contemplated  hereby, and the consummation of the  transactions  contemplated  hereby and thereby,  and compliance with the requirements hereof and thereof, will not (a) violate any law, rule, regulation, order,  writ,  judgment,  injunction,  decree or award binding on Investor,  (b)
violate  any  provision  of any  indenture,  instrument  or  agreement  to which
Investor is a party or is subject,  or by which Investor or any of its assets is bound, or conflict with or constitute a material default thereunder,  (c) result in the  creation  or  imposition  of any lien  pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by  Investor  to any  third  party,  or (d)  require  the  approval  of any third-party  (that has not been  obtained)  pursuant to any  material  contract, instrument,  agreement,  relationship  or legal  obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section  3.7  DISCLOSURE;  ACCESS TO  INFORMATION.  Investor  has  received  all documents,  records,  books  and  other  information  pertaining  to  Investor's investment  in the Company that has been  requested  by  Investor.  Investor has reviewed or received copies of the SEC Documents.

Section 3.8 MANNER OF SALE. At no time was Investor  presented with or solicited by or through any leaflet, public promotional meeting,  television advertisement or any other form of general solicitation or advertising.

Section 3.9 FINANCIAL CAPABILITY.  Investor presently has the financial capacity and the necessary capital to perform its obligations hereunder.

Section  3.10  Investor  shall  be  identified  as  an   "Underwriter"   in  the
Registration Statement.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Investor that, except as disclosed in the
SEC Documents:

Section 4.1  ORGANIZATION  OF THE  COMPANY.  The Company is a  corporation  duly organized and validly  existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.  The Company is  duly  qualified  as a  foreign  corporation  to do  business  and is in good standing in every  jurisdiction in which the nature of the business conducted or property  owned by it makes such  qualification  necessary,  other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section 4.2  AUTHORITY.  (a) The Company has the requisite  corporate  power and authority to enter into and perform its obligations under this Agreement and the
Registration  Rights  Agreement  and to issue the Put  Shares  and the  Blackout
Shares,  if any;  (b) the  execution  and  delivery  of this  Agreement  and the
Registration  Rights  Agreement by the Company and the consummation by it of the transactions  contemplated  hereby and thereby have been duly  authorized by all necessary  corporate  action and no  further  consent  or  authorization  of the
Company or its Board of Directors or stockholders  is required;  and (c) each of this Agreement and the Registration  Rights Agreement has been duly executed and delivered by the Company and  constitute  valid and binding  obligations  of the
Company  enforceable  against the Company in  accordance  with their  respective terms,  except as such  enforceability may be limited by applicable  bankruptcy, insolvency,  or similar laws relating to, or affecting generally the enforcement of, creditors'  rights and remedies or by other equitable  principles of general application.

Section 4.3 CAPITALIZATION. The authorized capital stock of the Company consists of (x) 340,000,000 shares of Common Stock,  $0.001 par value per share, of which approximately  190,191,843  shares are outstanding as of August 7, 2007, and (y)
10,000,000  shares of  Preferred  Stock,  $.001 par value,  of which (1) 400,000 shares of the Series A Preferred  Stock, par value $0.001 per share and having a
State Value of $10.00 per share, are authorized and approximately  52,500 shares are  outstanding  as of such  date;  and (2)  400,000  shares  of the  Series  D
Preferred  Stock,  par value $0.001,  are  authorized and  approximately  93,000 shares are  outstanding  as of such date,  and (3) 1,000,000  shares of Series F
Convertible  Preferred  Stock,  par value $0.001 per share,  are  authorized and approximately 40,319 shares,  convertible into 1,612,760 shares of common stock, are  outstanding  as of such date.  Of the  outstanding  shares of Common Stock, approximately  3,881,700  shares  are,  to the best  knowledge  of the  Company, beneficially owned by Affiliates of the Company.

Section 4.4 COMMON STOCK.  The Company has  registered the Common Stock pursuant to Section 12(b) or 12(g) of the Exchange Act and is in full compliance with all reporting  requirements  of the Exchange Act, and the Company has maintained all requirements  for the continued  listing or quotation of the Common  Stock,  and such Common Stock is currently listed or quoted on the Principal  Market.  As of the date of this Agreement, the Principal Market is the OTCBB.

Section 4.5 SEC  DOCUMENTS.  The  Company has  delivered  or made  available  to
Investor  true and  complete  copies of the SEC  Documents  (including,  without limitation,  proxy  information  and  solicitation  materials).  To the  best of
Company's  knowledge,  the Company has not provided to Investor any  information that,  according  to  applicable  law,  rule or  regulation,  should  have  been disclosed  publicly  prior to the date hereof by the Company,  but which has not been so disclosed.  As of their respective dates, the SEC Documents  complied in all  material  respects  with  the  requirements  of the  Securities  Act or the
Exchange Act, and none of the SEC Documents  contained any untrue statement of a material fact or omitted to state a material fact required to be stated  therein or  necessary  in  order  to  make  the  statements  therein,  in  light  of the circumstances  under  which they were made,  not  misleading.  In the opinion of management,  the  financial  statements  of the  Company  included  in  the  SEC
Documents  comply  as to  form  and  substance  in all  material  respects  with applicable  accounting  requirements  and the published rules and regulations of the SEC or other applicable  rules and regulations  with respect  thereto.  Such financial  statements have been prepared in accordance  with generally  accepted accounting  principles applied on a consistent basis during the periods involved
(except (a) as may be otherwise  indicated in such  financial  statements or the notes thereto or (b) in the case of unaudited interim statements,  to the extent they may not include  footnotes or may be condensed or summary  statements)  and fairly present in all material respects the financial position of the Company as of the dates  thereof  and the  results  of  operations  and cash  flows for the periods  then ended  (subject,  in the case of unaudited  statements,  to normal year-end audit adjustments).

Section  4.6  EXEMPTION  FROM  REGISTRATION;  VALID  ISSUANCES.  To the  best of
Company's  knowledge,  the sale and  issuance of the Put Shares and the Blackout
Shares,  if  any,  in  accordance  with  the  terms  and  on  the  bases  of the representations  and  warranties set forth in this  Agreement,  may and shall be properly issued by the Company to Investor pursuant to Section 4(2),  Regulation
D and/or any applicable  state law. When issued and paid for as herein provided, the Put  Shares,  and the  Blackout  Shares,  if any,  shall be duly and validly issued,  fully paid, and  nonassessable.  Neither the sales of the Put Shares or the Blackout Shares, if any,  pursuant to, nor the Company's  performance of its obligations under, this Agreement or the Registration Rights Agreement shall (a)
result in the  creation or  imposition  of any liens,  charges,  claims or other encumbrances  upon the Put Shares or the Blackout Shares,  if any, or any of the
assets of the Company, or (b) entitle the holders of Outstanding Common Stock to preemptive  or other rights to subscribe to or acquire the Common Stock or other securities of the Company. The Put Shares and the Blackout Shares, if any, shall not subject  Investor to personal  liability for  obligations  of the Company by reason of the ownership thereof.

Section  4.7  NO  GENERAL   SOLICITATION   OR  ADVERTISING  IN  REGARD  TO  THIS
TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on  its  or  their  behalf  (a)  has  conducted  or  will  conduct  any  general solicitation  (as that term is used in Rule 502(c) of  Regulation  D) or general advertising  with  respect to any of the Put Shares or the Blackout  Shares,  if
any, or (b) made any offers or sales of any security or solicited  any offers to buy any security under any circumstances that would require  registration of the
Common Stock under the Securities Act.

Section 4.8 CORPORATE DOCUMENTS.  The Company has furnished or made available to
Investor true and correct copies of the Company's  Certificate of Incorporation, as  amended  and in  effect  on the date  hereof  (the  "CERTIFICATE"),  and the
Company's Bylaws, as amended and in effect on the date hereof (the "BYLAWS").

Section 4.9 NO  CONFLICTS.  The  execution,  delivery  and  performance  of this
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Put Shares and the Blackout  Shares,  if any, do not and will not (a) result in a violation of the  Certificate  or Bylaws or (b) conflict  with,  or  constitute a material default  (or an event that with  notice or lapse of time or both would  become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement,  indenture,  instrument or any "lock-up" or similar  provision of any underwriting or similar  agreement to which the Company is a party,  or (c) result in a violation  of any  federal, state,  or local law, rule,  regulation,  order,  judgment or decree  (including federal and state securities laws and regulations)  applicable to the Company or by which any  property or asset of the Company is bound or affected  (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not,  individually or in the aggregate,  have a Material
Adverse  Effect) nor is the Company  otherwise in violation of, conflict with or in default under any of the foregoing.  The business of the Company is not being conducted in violation of any law,  ordinance or regulation of any  governmental entity, except for possible violations that either singly or in the aggregate do not and will not have a Material  Adverse  Effect.  The Company is not  required under  federal,  state or local law,  rule or  regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental  agency in order for it to  execute,  deliver or perform any of its obligations  under  this  Agreement  or  issue  and  sell  the  Common  Stock in accordance  with the terms hereof (other than any SEC, NASD or state  securities filings  that  may be  required  to be made  by the  Company  subsequent  to any
Closing,  any registration  statement that may be filed pursuant hereto, and any shareholder  approval required by the rules applicable to companies whose common stock trades on the American Stock Exchange); provided that, for purposes of the representation  made in this sentence,  the Company is assuming and relying upon the accuracy of the relevant representations and agreements of Investor herein.

Section 4.10 NO MATERIAL  ADVERSE CHANGE.  Since December 31, 2006, no event has occurred  that would have a Material  Adverse  Effect on the Company,  except as disclosed in the SEC Documents.

Section  4.11 NO  UNDISCLOSED  LIABILITIES.  The Company has no  liabilities  or obligations  that are material,  individually or in the aggregate,  and that are not disclosed in the SEC Documents or otherwise publicly  announced,  other than those incurred in the ordinary course of the Company's  businesses  since August
31, 2006 and which, individually or in the aggregate, do not or would not have a
Material Adverse Effect on the Company.

Section 4.12 NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since December 31, 2006, no
event or circumstance  has occurred or exists with respect to the Company or its businesses,  properties,  prospects,  operations or financial  condition,  that, under  applicable  law,  rule  or  regulation,  requires  public  disclosure  or announcement  prior to the date  hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

Section  4.13  NO  INTEGRATED  OFFERING.  Neither  the  Company,  nor any of its
affiliates,  nor any  person  acting on its or their  behalf  has,  directly  or indirectly,  made any offers or sales of any security or solicited any offers to buy any security,  other than pursuant to this  Agreement,  under  circumstances that would require registration of the Common Stock under the Securities Act.

Section 4.14 LITIGATION AND OTHER PROCEEDINGS.  Except as may beset forth in the
SEC  Documents,  there are no  lawsuits  or  proceedings  pending or to the best knowledge of the Company  threatened,  against the Company,  nor has the Company received  any written or oral notice of any such  action,  suit,  proceeding  or investigation,  which would have a Material Adverse Effect.  Except as set forth in the SEC Documents,  no judgment,  order, writ,  injunction or decree or award has been  issued  by or,  so far as is known by the  Company,  requested  of any court,  arbitrator or  governmental  agency which would have a Material  Adverse
Effect.

Section 4.15 NO MISLEADING OR UNTRUE COMMUNICATION.  The Company, and any Person
representing the Company,  in connection with the  transactions  contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which  contained  any untrue  statement  of a material fact or omitted to state any material  fact  necessary in order to make the statements,  in the light of the  circumstances  under which they were made, not misleading.

Section 4.16 MATERIAL NON-PUBLIC  INFORMATION.  The Company is not in possession of, nor has the  Company or its  agents  disclosed  to  Investor,  any  material non-public  information  that (a) if disclosed,  would reasonably be expected to have a  materially  adverse  effect  on the  price  of the  Common  Stock  or(b)
according to applicable  law,  rule or  regulation,  should have been  disclosed publicly  by the  Company  prior to the date  hereof  but  which has not been so disclosed.

                                    ARTICLE V

                              COVENANTS OF INVESTOR

Section 5.1 COMPLIANCE WITH LAW.  Investor's  trading activities with respect to shares of the Common Stock will be in compliance  with all applicable  state and federal  securities laws, rules and regulations and the rules and regulations of the NASD and the Principal Market on which the Common Stock is listed.

Section 5.2 TRADING IN SECURITIES.  The Company specifically  acknowledges that, except  to the  extent  specifically  provided  herein  or in  any of the  other
Transaction   Agreements  (but  limited  in  each  instance  to  the  extent  so specified),  the Investor retains the right (but is not otherwise  obligated) to buy, sell,  engage in hedging  transactions or otherwise trade in the securities of the Company,  including,  but not necessarily limited to, the Securities,  at any time before,  contemporaneous  with or after the execution of this Agreement or from  time to time  and in any  manner  whatsoever  permitted  by  applicable federal and state securities laws

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

Section 6.1 REGISTRATION RIGHTS. The Company shall use its best efforts to cause the  Registration  Rights  Agreement  to remain in full force and effect and the
Company shall comply in all respects with the terms thereof.

Section 6.2 RESERVATION OF COMMON STOCK. As of the date hereof,  the Company has available and the Company shall reserve and keep available at all times, free of preemptive  rights,  shares of Common  Stock for the  purpose  of  enabling  the
Company  to satisfy  any  obligation  to issue the Put  Shares and the  Blackout
Shares,  if any;  such amount of shares of Common Stock to be reserved  shall be
80,000,000  for the Put Shares under the terms and  conditions of this Agreement and a good faith  estimate by the Company in  consultation  with Investor of the number of Blackout  Shares,  if any, that will need to be issued.  The number of shares so reserved  from time to time,  as  theretofore  increased or reduced as hereinafter provided,  may be reduced by the number of shares actually delivered hereunder.

Section 6.3 LISTING OF COMMON  STOCK.  The Company shall use its best efforts to maintain the listing of the Common Stock on a Principal  Market,  and will cause the Put Shares and the Blackout  Shares,  if any, to be listed on the  Principal
Market.  The Company  further shall,  if the Company  applies to have the Common
Stock traded on any other Principal Market,  include in such application the Put
Shares and the Blackout  Shares,  if any, and shall take such other action as is necessary  or desirable  in the  reasonable  opinion of Investor to use its best efforts to cause the Common Stock to be listed on such other Principal Market as promptly as possible. The Company shall use its commercially  reasonable efforts to continue the listing and trading of the Common Stock on the Principal  Market
(including, without limitation,  maintaining sufficient net tangible assets) and will  comply in all  respects  with the  Company's  reporting,  filing and other obligations under the bylaws or rules of the NASD and the Principal Market.

Section 6.4 EXCHANGE ACT  REGISTRATION.  The Company shall take all commercially reasonable  steps to cause the Common Stock to continue to be  registered  under
Section 12(g) or 12(b) of the Exchange Act, will use its commercially reasonable efforts  to  comply in all  material  respects  with its  reporting  and  filing obligations  under said Act,  and will not take any action or file any  document
(whether or not permitted by said Act or the rules  thereunder)  to terminate or suspend such  registration  or to terminate or suspend its  reporting and filing obligations under said Act.

Section 6.5 [INTENTIONALLY OMITTED]

Section  6.6  CORPORATE  EXISTENCE.  The  Company  shall  take all  commercially reasonable  steps necessary to preserve and continue the corporate  existence of the Company.

Section 6.7  ADDITIONAL  SEC  DOCUMENTS.  The Company shall deliver to Investor, promptly after the originals thereof are submitted to the SEC for filing, copies of all SEC  Documents  so  furnished  or  submitted  to the SEC,  unless  an SEC document is filed using the EDGAR system in which case the Company  shall not be required to deliver such SEC Document to the Investor.

Section 6.8 NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT
TO MAKE A PUT. The Company shall promptly notify Investor upon the occurrence of any of the following  events in respect of a  registration  statement or related prospectus in respect of an offering of Registrable  Securities:  (a) receipt of any request for additional  information by the SEC or any other federal or state governmental  authority  during the period of  effectiveness of the registration statement for amendments or supplements to the registration statement or related prospectus;  (b)  the  issuance  by the  SEC  or  any  other  federal  or  state governmental  authority of any stop order  suspending the  effectiveness  of any
Registration  Statement or the initiation of any  proceedings  for that purpose;

(c)  receipt  of  any  notification  with  respect  to  the  suspension  of  the qualification  or  exemption  from  qualification  of  any  of  the  Registrable
Securities for sale in any  jurisdiction or the initiation or threatening of any proceeding  for such  purpose;  (d) the  happening  of any event  that makes any statement  made in such  Registration  Statement  or related  prospectus  or any document  incorporated or deemed to be incorporated  therein by reference untrue in any  material  respect  or that  requires  the  making of any  changes in the registration statement,  related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state  any  material  fact  required  to be  stated  therein  or necessary to make the statements therein not misleading, and that in the case of the related  prospectus,  it will not contain any untrue statement of a material fact or omit to state  any  material  fact  required  to be  stated  therein  or necessary  to make the  statements  therein,  in the light of the  circumstances under which they were made,  not  misleading;  and (e) the Company's  reasonable determination  that a  post-effective  amendment to the  registration  statement would be appropriate,  and the Company shall promptly make available to Investor any such  supplement or amendment to the related  prospectus.  The Company shall not deliver to Investor  any Put Notice  during the  continuation  of any of the foregoing events.

Section 6.9 EXPECTATIONS  REGARDING PUT NOTICES.  Within ten (10) days after the commencement of each calendar quarter  occurring  subsequent to the commencement of the Commitment  Period,  the Company  undertakes to notify Investor as to its reasonable  expectations as to the dollar amount it intends to raise during such calendar quarter, if any, through the issuance of Put Notices. Such notification shall  constitute  only the Company's  good faith  estimate with respect to such calendar  quarter and shall in no way  obligate the Company to raise such amount during  such  calendar  quarter or  otherwise  limit its  ability to deliver Put
Notices during such calendar quarter.  The failure by the Company to comply with this provision can be cured by the Company's  notifying  Investor at any time as to its reasonable expectations with respect to the current calendar quarter.

Section 6.10 CONSOLIDATION; MERGER. The Company shall not, at any time after the date hereof,  effect any merger or consolidation of the Company with or into, or a transfer of all or substantially  all of the assets of the Company to, another entity unless the resulting  successor or acquiring  entity (if not the Company)
assumes by written  instrument the obligation to deliver to Investor such shares of Common Stock and/or securities as Investor is entitled to receive pursuant to this Agreement.

Section  6.11  ISSUANCE OF PUT SHARES AND BLACKOUT  SHARES.  The sale of the Put
Shares  and the  issuance  of the  Blackout  Shares,  if any,  shall  be made in accordance  with  the  provisions  and  requirements  of  Regulation  D and  any applicable state law.

Section 6.12 [INTENTIONALLY OMITTED]

Section  6.13  DILUTION.  The number of shares of Common  Stock  issuable as Put
Shares may increase substantially in certain circumstances,  including,  but not necessarily limited to, the circumstance wherein the trading price of the Common
Stock  declines  during the period between the Effective Date and the end of the
Commitment Period.  The Company's  executive officers and directors have studied and  fully  understand  the  nature  of the  transactions  contemplated  by this
Agreement and recognize that they have a potential dilutive effect. The board of directors of the Company has  concluded,  in its good faith  business  judgment, that  such  issuance  is in the  best  interests  of the  Company.  The  Company specifically acknowledges that its obligation to issue the Put Shares is binding upon the Company and  enforceable  regardless  of the dilution such issuance may have on the ownership interests of other shareholders of the Company.

Section  6.14  USE OF  PROCEEDS.  The  Company  will use the  proceeds  received hereunder  for internal  working  capital  purposes,  and,  unless  specifically consented to in advance in each instance by the Investor, the Company shall not, directly or  indirectly,  use such proceeds for any loan to or investment in any other affiliated corporation, partnership enterprise or other affiliated person.

Section 6.15 CERTAIN  AGREEMENTS.  (a) (i) The Company covenants and agrees that it will not,  without the prior written consent of the Investor,  enter into any subsequent or further offer or sale of Common Stock or Common Stock  Equivalents
(collectively,   "New  Common  Stock")  with  any  third  party  pursuant  to  a transaction  which in any manner permits the sale of the New Common Stock on any date which is thirty (30) days prior or  subsequent  to any  Additional  Closing
Date.

(ii) The  provisions  of  subparagraph  6.15  (a)(i)  will  not  apply to (v) an underwritten  public offering of shares of Common Stock or Preferred  Stock; (w)
an  offering  of  convertible  Preferred  Stock at market  or above;  or (x) the issuance of securities  (other than for cash) in connection with an acquisition, merger,  consolidation,  sale of  assets,  disposition  or the  exchange  of the capital  stock for  assets,  stock or other  joint  venture  interests;  (y) the issuance of up to $100,000 of securities of the Company per annum to one or more investors in  satisfaction of bona fide  obligations of the company;  or (z) the issuance through private placements by the Company of restricted securities that will not be available for resale for a period of at least one year from the date of issuance.

(iii) In the event the Company  breaches  the  provisions  of this Section , the
Discount (as defined in Section 1.1) shall be amended to be equal to (x)10%, and the Investor may terminate its obligations under this Agreement.

(b) The Company covenants and agrees that it will not, without the prior written consent of the  Investor,  enter into any  subsequent  or  further  Credit  Line
Agreement  (however  denominated)  with any third  party  during the  Commitment
Period.

Section 6.16. LOCK-UP. The Company agrees that it shall cause any and all of its officers, insiders,  Affiliates or other related parties to refrain from selling any Common  Stock  during any  Valuation  Period,  excluding  Common  Stock sold pursuant  to a Rule  10b5-1  trading  plan,  which  was  executed  prior  to the commencement of the Valuation Period.

                                   ARTICLE VII

                            CONDITIONS TO DELIVERY OF
                      PUT NOTICES AND CONDITIONS TO CLOSING

Section 7.1  CONDITIONS  PRECEDENT TO THE OBLIGATION OF THE COMPANY TO ISSUE AND
SELL COMMON STOCK. The obligation hereunder of the Company to issue and sell the
Put Shares to Investor  incident to each Closing is subject to the satisfaction, at or before each such Closing, of each of the conditions set forth below.

(a) ACCURACY OF INVESTOR'S  REPRESENTATIONS AND WARRANTIES.  The representations and warranties of Investor shall be true and correct in all material respects as of the date of this  Agreement and as of the date of each such Closing as though made at each such time, except for changes which have not had a Material Adverse
Effect.

(b)  PERFORMANCE  BY INVESTOR.  Investor  shall have  performed,  satisfied  and complied in all respects with all covenants,  agreements and conditions required by this Agreement to be performed,  satisfied or complied with by Investor at or prior to such Closing.

Section 7.2  CONDITIONS  PRECEDENT  TO THE RIGHT OF THE COMPANY TO DELIVER A PUT
NOTICE AND THE  OBLIGATION OF INVESTOR TO PURCHASE PUT SHARES.  The right of the
Company to deliver a Put Notice and the  obligation  of  Investor  hereunder  to acquire  and pay for the Put  Shares  incident  to a Closing  is  subject to the satisfaction,  on (a)  the  date of  delivery  of such  Put  Notice  and (b) the applicable Closing Date (each a "CONDITION  SATISFACTION  DATE"), of each of the following conditions:

(a)  REGISTRATION  OF REGISTRABLE  SECURITIES  WITH THE SEC. As set forth in the
Registration  Rights  Agreement,  the Company  shall have filed with the SEC the
Registration  Statement with respect to the resale of the Registrable Securities by Investor and such Registration  Statement shall have been declared  effective by the SEC prior to the first Put Date.  For the purposes of any Put Notice with respect to the Registrable Securities other than the Registrable Securities, the
Company shall have filed with the SEC a  Registration  Statement with respect to the resale of such  Registrable  Securities  by  Investor  which shall have been declared effective by the SEC prior to the Put Date therefore.

(b) EFFECTIVE  REGISTRATION  STATEMENT.  As set forth in the Registration Rights
Agreement,  a Registration  Statement shall have previously become effective for the resale by Investor of the Registrable  Securities subject to such Put Notice and  such  Registration  Statement  shall  remain  effective  on each  Condition
Satisfaction  Date and (i) neither the Company nor Investor  shall have received notice that the SEC has issued or intends to issue a stop order with  respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn
the  effectiveness  of  such  Registration  Statement,   either  temporarily  or
permanently,  or intends or has  threatened to do so (unless the SEC's  concerns have been addressed and Investor is reasonably  satisfied that the SEC no longer is considering or intends to take such  action),and  (ii) no other suspension of the use or withdrawal of the  effectiveness  of such  Registration  Statement or related prospectus shall exist.

(c)   ACCURACY   OF  THE   COMPANY'S   REPRESENTATIONS   AND   WARRANTIES.   The
representations  and  warranties of the Company shall be true and correct in all material respects as of each Condition  Satisfaction Date as though made at each such time (except for representations  and warranties  specifically made as of a particular  date)  with  respect  to  all  periods,  and as to  all  events  and circumstances occurring or existing to and including each Condition Satisfaction
Date,   except   for  any   conditions   which  have   temporarily   caused  any
representations  or  warranties  herein  to be  incorrect  and  which  have been corrected with no continuing impairment to the Company or Investor.

(d) PERFORMANCE BY THE COMPANY. The Company shall have performed,  satisfied and complied in all material respects with all covenants,  agreements and conditions required  by  this  Agreement  and  the  Registration  Rights  Agreement  to  be
performed,  satisfied  or  complied  with by the  Company  at or  prior  to each
Condition Satisfaction Date.

(e) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction  shall have been enacted,  entered,  promulgated or adopted by any court or  governmental  authority of competent  jurisdiction  that  prohibits or directly and materially  adversely affects any of the transactions  contemplated by this Agreement, and no proceeding shall have been commenced that may have the effect of prohibiting or materially  adversely affecting any of the transactions contemplated by this Agreement.

(f) ADVERSE  CHANGES.  Since the date of filing of the Company's most recent SEC
Document,  no event that had or is reasonably  likely to have a Material Adverse
Effect has occurred.

(g) NO SUSPENSION OF TRADING IN OR DELISTING OF COMMON STOCK. The trading of the
Common Stock shall not have been  suspended by the SEC, the Principal  Market or the NASD and the Common Stock shall have been  approved for listing or quotation on and shall not have been delisted from the Principal Market.

(h) LEGAL OPINION. The Company shall have caused to be delivered to Investor and to the Company's  transfer  agent,  the first Put Notice,  and an opinion of the
Company's legal counsel in the form of Exhibit C hereto, addressed to Investor.

(i) [INTENTIONALLY OMITTED]

(j) FIVE PERCENT LIMITATION. On each Closing Date, the number of Put Shares then to be  purchased  by Investor  shall not exceed the number of such shares  that, when  aggregated  with all other shares of Registrable  Securities then owned by
Investor beneficially or deemed beneficially owned by Investor,  would result in
Investor  owning  more  than  4.99%  of all of such  Common  Stock  as  would be outstanding on such Closing Date, as determined in accordance with Section 16 of the Exchange Act and the  regulations  promulgated  thereunder.  For purposes of this Section 7.2(j), in the event that the amount of Common Stock outstanding as determined in accordance with Section 16 of the Exchange Act and the regulations promulgated  thereunder is greater on a Closing Date than on the date upon which the Put Notice  associated with such Closing Date is given, the amount of Common
Stock  outstanding on such Closing Date shall govern for purposes of determining whether  Investor,  when aggregating all purchases of Common Stock made pursuant to this Agreement and Blackout Shares,  if any, would own more than 4.99% of the
Common Stock following such Closing Date.

(k) TWENTY  PERCENT  LIMITATION.  Notwithstanding  any other  provision  of this
Agreement,  the  maximum  aggregate  number of Put  Shares and  Blackout  Shares issuable to Investor  under this  Agreement  shall not exceed the number of such shares that,  when  aggregated  with all other shares of Registrable  Securities then owned by Investor  beneficially or deemed  beneficially  owned by Investor, would result in Investor  owning more than 19.99% of all of such Common Stock as would be  outstanding  immediately  prior to the  execution and delivery of this
Agreement  by both  parties,  unless the  Company  has  obtained  all  necessary approvals in accordance with the rules and requirements of the Principal Market, which the  Company  may or may not seek in its  discretion.  Failure  to seek or obtain  such  approval(s)  will not change any other term or  condition  of this
Agreement.

(l) NO  KNOWLEDGE.  The Company shall have no knowledge of any event more likely than not to have  the  effect  of  causing  such  Registration  Statement  to be suspended or otherwise ineffective (which event is more likely than not to occur within the fifteen  Trading Days  following the Trading Day on which such Notice is deemed delivered).

(m)  TRADING  CUSHION.   The  Trading  Cushion  shall  have  elapsed  since  the
immediately preceding Put Date

(n) SHAREHOLDER VOTE. The issuance of shares of Common Stock with respect to the
applicable  Closing,  if  any,  shall  not  violate  the  shareholder   approval
requirements of the Principal Market.

(o) NO VALUATION  EVENT.  No Valuation  Event shall have occurred  since the Put
Date.

(p) OTHER. On each Condition Satisfaction Date, Investor shall have received and been reasonably  satisfied with such other  certificates  and documents as shall have been reasonably  requested by Investor in order for Investor to confirm the
Company's  satisfaction  of the  conditions  set  forth  in  this  Section  7.2, including,  without  limitation,  a certificate  in  substantially  the form and substance of Exhibit D hereto,  executed by an executive  officer of the Company and to the  effect  that all the  conditions  to such  Closing  shall  have been satisfied as at the date of each such certificate.

Section 7.3 DUE DILIGENCE REVIEW; NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

(a) The Company  shall make  available  for  inspection  and review by Investor, advisors to and  representatives  of Investor  (who may or may not be affiliated
with  Investor  and  who  are  reasonably   acceptable  to  the  Company),   any
Underwriter,  any Registration  Statement or amendment or supplement  thereto or any blue sky, NASD or other filing,  all  financial and other  records,  all SEC
Documents and other filings with the SEC, and all other corporate  documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers,  directors and employees to supply all such information  reasonably  requested by Investor or any such  representative,
advisor  or  Underwriter  in  connection   with  such   Registration   Statement
(including, without limitation, in response to all questions and other inquiries reasonably  made or  submitted  by any of them),  prior to and from time to time after the filing and effectiveness of such Registration.

(b) Each of the Company, its officers, directors,  employees and agents shall in
no  event  disclose   non-public   information  to  Investor,   advisors  to  or
representatives of Investor.

(c) Nothing herein shall require the Company to disclose non-public  information to Investor or its advisors or representatives,  and the Company represents that it does not  disseminate  non-public  information  to any investors who purchase stock in the Company in a public  offering,  to money  managers or to securities analysts;  provided,  however,  that  notwithstanding  anything  herein  to  the contrary,  the Company shall, as hereinabove  provided,  immediately  notify the advisors and  representatives  of Investor and any  Underwriters of any event or the  existence  of any  circumstance(without  any  obligation  to  disclose  the specific  event  or  circumstance)  of  which  it  becomes  aware,  constituting non-public  information (whether or not requested of the Company specifically or generally  during  the course of due  diligence  by such  persons or  entities), which, if not disclosed in the prospectus  included in a Registration  Statement would  cause such  prospectus  to include a material  misstatement  or to omit a material  fact  required  to be stated  therein in order to make the  statements therein,  in light of the circumstances in which they were made, not misleading.
Nothing  contained  in this  Section  7.3 shall be  construed  to mean that such persons or entities other than Investor (without the written consent of Investor prior to disclosure of such information) may not obtain  non-public  information in the course of  conducting  due  diligence  in  accordance  with the terms and conditions of this  Agreement and nothing  herein shall prevent any such persons or entities  from  notifying the Company of their opinion that based on such due diligence by such persons or entities,  any Registration  Statement  contains an untrue  statement  of a material  fact or omits a material  fact  required to be stated  in such  Registration  Statement  or  necessary  to make the  statements contained  therein,  in light of the  circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                     LEGENDS

Section  8.1  LEGENDS.   Unless  otherwise   provided  below,  each  certificate
representing   Registrable  Securities  will  bear  the  following  legend  (the
"LEGEND"):

"The securities  represented by this  certificate have not been registered under the Securities Act of 1933 (the "Securities  Act") or qualified under applicable state  securities  laws.  These  securities may not be offered,  sold,  pledged, hypothecated,  transferred  or otherwise  disposed of except  pursuant to (I) an effective  registration  statement  and  qualification  in effect  with  respect thereto under the Securities Act and under any applicable  state securities law,
(ii) to the extent  applicable,  Rule 144 under the Securities  Act, or (iii) an opinion of counsel  reasonably  acceptable to the Company that such registration and qualification is not required under applicable  federal and state securities laws."

Section 8.2 NO OTHER LEGEND OR STOCK TRANSFER RESTRICTIONS. No legend other than the one  specified  in Section  8.1,  shall be placed on the share  certificates representing the Common Stock and no instructions or "stop transfers orders," so called, "stock transfer  restrictions," or other restrictions have been or shall be given to the  Company's  transfer  agent with respect  thereto  other than as expressly set forth in this Article VIII.

Section 8.3 COVER. If the Company fails for any reason to deliver the Put Shares on such Closing Date and the holder of the Put Shares (a "Investor")  purchases, in an open  market  transaction  or  otherwise,  shares  of  Common  Stock  (the
"Covering Shares") in order to make delivery in satisfaction of a sale of Common
Stock by such  Investor  (the  "Sold  Shares"),  which  delivery  such  Investor anticipated  to make using the Put Shares (a  "Buy-In"),  then the Company shall pay to such  Investor,  in addition to all other amounts  contemplated  in other provisions of the  Transaction  Documents,  and not in lieu thereof,  the Buy-In
Adjustment  Amount (as defined  below).  The "Buy-In  Adjustment  Amount" is the amount equal to the excess,  if any, of (x) such Investor's total purchase price
(including brokerage  commissions,  if any) for the Covering Shares over (y) the net proceeds  (after  brokerage  commissions,  if any) received by such Investor from the sale of the Sold Shares.  The Company  shall pay the Buy-In  Adjustment
Amount to such Investor in immediately  available funds  immediately upon demand by such Investor. By way of illustration and not in limitation of the foregoing, if such  Investor  purchases  Covering  Shares  having  a total  purchase  price
(including  brokerage  commissions) of $11,000 to cover a Buy-In with respect to shares of Common  Stock that it sold for net  proceeds  of  $10,000,  the Buy-In
Adjustment Amount that the Company will be required to pay to such Investor will be $1,000.

Section 8.4 INVESTOR'S COMPLIANCE.  Nothing in this Article VIII shall affect in any way Investor's obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE IX

                                     NOTICES

Section 9.1 NOTICES. All notices, demands,  requests,  consents,  approvals, and other  communications  required or permitted  hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid,
(c)  delivered by reputable  air courier  service with charges  prepaid,  or (d)
transmitted by hand  delivery,  telegram,  or facsimile,  addressed as set forth below or to such other address as such party shall have  specified most recently
by  written   notice  given  in  accordance   herewith.   Any  notice  or  other
communication  required  or  permitted  to be given  hereunder  shall be  deemed effective  (i) upon hand  delivery  or  delivery  by  facsimile,  with  accurate confirmation  generated by the transmitting facsimile machine, at the address or number  designated  below (if delivered on a business day during normal business hours where such notice is to be received),  or the first business day following such delivery (if delivered  other than on a business day during normal business hours where such notice is to be  received)  or (ii) on the second  business day following  the date of  mailing  by  express  courier  service  or on the  fifth business day after deposited in the mail, in each case, fully prepaid, addressed to such address,  or upon actual receipt of such mailing,  whichever shall first occur. The addresses for such communications shall be:

If to the Company:      Water Chef, Inc.
                        68 South Service Road, Suite 100
                        Melville, New York 11747
                        Attn: President
                        Tel:  (631) 577-7915
                        Fax:  (631) 577-7818

with a copy (which shall not constitute notice) to:

                        Jason Saltsberg, Esq.
                        Olshan Grundman Frome Rosenzweig & Wolosky, LLP
                        Park Avenue Tower
                        65 East 55th Street
                        New York, New York 10022
                        Tel:  (212) 451-2300
                        Fax:  (212) 451-2222

If to Investor:         Brittany Capital Management Limited
                        c/o Cumberland House
                        27 Cumberland Street
                        PO Box N-10818
                        Nassau, New Providence
                        Bahamas

with a copy (which shall not constitute notice)  to:

                        Krieger & Prager, LLP
                        39 Broadway, Suite 920
                        New York, New York 10006
                        Tel:  (212) 363-2900
                        Fax:  (212) 363-2999

                        Mr. Henry Sargent
                        Southridge  Capital Management LLC
                        90 Grove Street
                        Ridgefield,  CT 06877
                        Tel:  (203) 431-8300
                        Fax:  (203) 431-8301

Either party hereto may from time to time change its address or facsimile number for  notices  under this  Section  9.1 by giving at least ten (10)  days'  prior written  notice of such changed  address or facsimile  number to the other party hereto.

Section 9.2  INDEMNIFICATION.  The Company agrees to indemnify and hold harmless
Investor and its officers, directors,  employees, and agents, and each Person or entity,  if any, who controls  Investor  within the meaning of Section 15 of the
Securities Act or Section 20 of the Exchange Act,  together with the Controlling
Persons (as defined in the Registration  Rights  Agreement) from and against any
Damages,  joint or several, and any action in respect thereof to which Investor, its partners,  affiliates,  officers, directors,  employees, and duly authorized agents,  and any such  Controlling  Person becomes  subject to,  resulting from, arising  out of or  relating  to any  misrepresentation,  breach of  warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of
Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages  result  primarily  from  Investor's  failure to perform any covenant  or  agreement  contained  in  this  Agreement  or  Investor's  or  its officer's,  director's,  employee's, agent's or Controlling Person's negligence, recklessness or bad faith in performing its obligations under this Agreement.

Section  9.3  METHOD  OF  ASSERTING   INDEMNIFICATION  CLAIMS.  All  claims  for
indemnification  by any  Indemnified  Party (as defined below) under Section 9.2 shall be asserted and resolved as follows:

(a) In the event any claim or demand in  respect  of which any  person  claiming indemnification  under any  provision  of Section 9.2 (an  "INDEMNIFIED  PARTY")
might seek  indemnity  under  Section  9.2 is  asserted  against or sought to be collected from such  Indemnified  Party by a person other than a party hereto or an  affiliate  thereof (a "THIRD  PARTY  CLAIM"),  the  Indemnified  Party shall deliver a written  notification,  enclosing a copy of all papers served, if any, and  specifying  the nature of and basis for such Third  Party Claim and for the
Indemnified Party's claim for  indemnification  that is being asserted under any provision of Section 9.2 against any person (the "INDEMNIFYING PARTY"), together with the amount or, if not then reasonably ascertainable,  the estimated amount, determined  in good faith,  of such Third Party  Claim (a "CLAIM  NOTICE")  with reasonable  promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with  reasonable  promptness  after the  Indemnified
Party receives notice of such Third Party Claim,  the  Indemnifying  Party shall not be obligated to indemnify the  Indemnified  Party with respect to such Third
Party Claim to the extent that the  Indemnifying  Party's  ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall  notify the  Indemnified  Party as soon as  practicable  within the period ending thirty (30) calendar days following receipt by the Indemnifying  Party of either a Claim Notice or an Indemnity  Notice (as defined  below) (the  "DISPUTE
PERIOD") whether the Indemnifying  Party disputes its liability or the amount of its  liability  to the  Indemnified  Party  under  Section  9.2 and  whether the
Indemnifying  Party  desires,  at its  sole  cost and  expense,  to  defend  the
Indemnified  Party against such Third Party  Claim.(i)If the Indemnifying  Party notifies the Indemnified  Party within the Dispute Period that the  Indemnifying
Party  desires to defend the  Indemnified  Party with respect to the Third Party
Claim pursuant to this Section 9.3(a),  then the  Indemnifying  Party shall have the right to defend,  with counsel  reasonably  satisfactory  to the Indemnified
Party, at the sole cost and expense of the Indemnifying  Party, such Third Party
Claim by all appropriate proceedings,  which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the  Indemnifying  Party (but only with the consent of the  Indemnified  Party in the case of any  settlement  that provides for any relief  other than the  payment of  monetary  damages or that  provides  for the payment of  monetary  damages  as to which the  Indemnified  Party  shall not be indemnified in full pursuant to Section 9.2). The Indemnifying  Party shall have full  control of such  defense and  proceedings,  including  any  compromise  or settlement thereof;  provided,  however,  that the Indemnified Party may, at the sole  cost and  expense  of the  Indemnified  Party,  at any  time  prior to the
Indemnifying Party's delivery of the notice referred to in the first sentence of this clause (i),  file any motion,  answer or other  pleadings or take any other action  that the  Indemnified  Party  reasonably  believes  to be  necessary  or appropriate to protect its interests; and provided further, that if requested by the Indemnifying Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying  Party,  provide reasonable  cooperation to the Indemnifying
Party in contesting any Third Party Claim that the Indemnifying  Party elects to contest.  The Indemnified Party may participate in, but not control, any defense or settlement  of any Third Party Claim  controlled  by the  Indemnifying  Party pursuant to this clause (i), and except as provided in the  preceding  sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may takeover the control of the defense or  settlement  of a Third Party Claim at any time if it irrevocably  waives its right to indemnity  under Section 9.2 with respect to such Third  Party  Claim.  (ii) If the  Indemnifying  Party  fails to notify the
Indemnified Party within the Dispute Period that the Indemnifying  Party desires to  defend  the  Third  Party  Claim  pursuant  to  Section  9.3(a),  or if  the
Indemnifying  Party  gives such  notice but fails to  prosecute  vigorously  and diligently or settle the Third Party Claim, or if the  Indemnifying  Party fails to give any notice  whatsoever  within the Dispute Period,  then the Indemnified
Party  shall  have the  right to  defend,  at the sole cost and  expense  of the
Indemnifying Party, the Third Party Claim by all appropriate proceedings,  which proceedings  shall be prosecuted by the Indemnified Party in a reasonable manner and in good  faith  or will be  settled  at the  discretion  of the  Indemnified
Party(with  the consent of the  Indemnifying  Party,  which  consent will not be unreasonably  withheld).  The  Indemnified  Party will have full control of such defense  and  proceedings,  including  any  compromise  or  settlement  thereof;
provided,  however, that if requested by the Indemnified Party, the Indemnifying
Party will,  at the sole cost and  expense of the  Indemnifying  Party,  provide reasonable  cooperation to the  Indemnified  Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the  foregoing  provisions of this clause (ii),  if the  Indemnifying  Party has notified the Indemnified  Party within the Dispute Period that the  Indemnifying
Party  disputes its  liability or the amount of its  liability  hereunder to the
Indemnified  Party with respect to such Third Party Claim and if such dispute is resolved  in  favor  of  the  Indemnifying  Party  in  the  manner  provided  in clause(iii) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified  Party's defense pursuant to this clause (ii) or of the Indemnifying  Party's  participation  therein at the Indemnified  Party's request,  and the Indemnified  Party shall reimburse the  Indemnifying  Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation.  The Indemnifying Party may participate in, but not control,  any defense or  settlement  controlled  by the  Indemnified  Party pursuant  to this clause  (ii),  and the  Indemnifying  Party shall bear its own costs and expenses with respect to such participation. (iii) If the Indemnifying
Party notifies the  Indemnified  Party that it does not dispute its liability or the amount of its liability to the  Indemnified  Party with respect to the Third
Party Claim under  Section 9.2 or fails to notify the  Indemnified  Party within the Dispute Period whether the Indemnifying  Party disputes its liability or the amount of its  liability  to the  Indemnified  Party with  respect to such Third
Party  Claim,  the  amount of Damages  specified  in the Claim  Notice  shall be conclusively  deemed a liability of the Indemnifying Party under Section 9.2 and the  Indemnifying  Party shall pay the amount of such Damages to the Indemnified
Party on demand. If the Indemnifying  Party has timely disputed its liability or the amount of its liability with respect to such claim, the  Indemnifying  Party and the Indemnified  Party shall proceed in good faith to negotiate a resolution of such dispute;  provided,  however, that if the dispute is not resolved within thirty  (30) days  after the  Claim  Notice,  the  Indemnifying  Party  shall be entitled to institute such legal action as it deems appropriate.

(b) In the event any  Indemnified  Party  should have a claim under  Section 9.2 against the  Indemnifying  Party that does not involve a Third Party Claim,  the
Indemnified Party shall deliver a written  notification of a claim for indemnity under Section 9.2  specifying  the nature of and basis for such claim,  together with the amount or, if not then reasonably ascertainable,  the estimated amount,

determined in good faith, of such claim (an "INDEMNITY  NOTICE") with reasonable promptness to the Indemnifying  Party.  The failure by any Indemnified  Party to give the Indemnity  Notice shall not impair such party's rights hereunder except to the  extent  that  the  Indemnifying  Party  demonstrates  that  it has  been
irreparably   prejudiced   thereby.  If  the  Indemnifying  Party  notifies  the
Indemnified  Party that it does not dispute the claim or the amount of the claim described  in such  Indemnity  Notice or fails to notify the  Indemnified  Party within the Dispute Period whether the  Indemnifying  Party disputes the claim or the  amount of the claim  described  in such  Indemnity  Notice,  the  amount of
Damages  specified  in the  Indemnity  Notice  will  be  conclusively  deemed  a liability of the Indemnifying Party under Section 9.2 and the Indemnifying Party shall pay the amount of such Damages to the Indemnified  Party on demand. If the
Indemnifying  Party has  timely  disputed  its  liability  or the  amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified
Party shall  proceed in good faith to  negotiate a resolution  of such  dispute;
provided,  however,  that if the dispute is not resolved within thirty (30) days after the Claim Notice,  the  Indemnifying  Party shall be entitled to institute such  legal  action  as it  deems  appropriate.

(c) The indemnity  agreements  contained  herein shall be in addition to (i) any cause  of  action  or  similar  rights  of the  Indemnified  Party  against  the
Indemnifying Party or others, and (ii)any liabilities the Indemnifying Party may be subject to.

                                    ARTICLE X

                                  MISCELLANEOUS

Section 10.1 GOVERNING LAW;  JURISDICTION.  This Agreement  shall be governed by and  interpreted  in  accordance  with the laws of the State of New York without regard to the  principles  of conflicts of law. Each of the Company and Investor hereby submit to the  exclusive  jurisdiction  of the United States  Federal and state courts located in New York with respect to any dispute  arising under this
Agreement,   the  agreements   entered  into  in  connection   herewith  or  the
transactions contemplated hereby or thereby.

Section  10.2 JURY TRIAL  WAIVER.  The Company and the  Investor  hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the parties  hereto  against the other in respect of any matter arising out of or in connection with the Transaction Documents.

Section 10.3 SPECIFIC ENFORCEMENT.  The Company and the Investor acknowledge and agree that irreparable  damage would occur to the Investor in the event that any of the provisions of this Agreement were not performed in accordance  with their specific terms or were  otherwise  breached.  It is accordingly  agreed that the
Investor  shall be entitled to an injunction or  injunctions  to prevent or cure breaches of the  provisions of this  Agreement and to enforce  specifically  the terms and  provisions  hereof or  thereof,  this being in  addition to any other remedy to which any of them may be entitled by law or equity.

Section 10.4  ASSIGNMENT.  This Agreement shall be binding upon and inure to the benefit of the Company and Investor  and their  respective  successors.  Neither this  Agreement  nor any rights of  Investor  or the  Company  hereunder  may be assigned by either party to any other person. Notwithstanding the foregoing, (a)
the  provisions  of  this  Agreement  shall  inure  to the  benefit  of,  and be enforceable  by, any transferee of any of the Common Stock purchased or acquired by Investor  hereunder with respect to the Common Stock held by such person, and
(b) Investor's  interest in this Agreement may be assigned at any time, in whole but not in part, to any affiliate of Investor.

Section  10.5 THIRD PARTY  BENEFICIARIES.  This  Agreement  is intended  for the benefit  of the  Company  and  Investor  and  their  respective  successors  and permitted  assigns,  and is not for the benefit of, nor may any provision hereof be enforced by, any other person, other than as contemplated under Section 6.10.

Section 10.6  TERMINATION.  This Agreement  shall  terminate:  (a) at the end of
Commitment  Period,  (b) at the  option of the  Company  at any time,  or (c) as otherwise  provided herein (unless  extended by the agreement of the Company and
Investor);  provided,  however,  that the  provisions  of Article VI, VIII,  and
Sections  9.2,  10.1,  10.2,  and 10.3 shall  survive  the  termination  of this
Agreement.

Section 10.7 ENTIRE  AGREEMENT,  AMENDMENT;  NO WAIVER.  This  Agreement and the
instruments  referenced  herein contain the entire  understanding of the Company and Investor with respect to the matters  covered herein and therein and, except as  specifically  set forth herein or therein,  neither the Company nor Investor makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this  Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

Section 10.8 FEES AND EXPENSES.  Each of the Company and Investor  agrees to pay its own  expenses in  connection  with the  preparation  of this  Agreement  and performance of its obligations  hereunder.  Any legal fees and expenses incurred by either the Company or by the  Investor in  connection  with the  preparation, negotiation,  execution  and  delivery of any  amendments  to this  Agreement or relating to the enforcement of the rights of any party,  after the occurrence of any breach of the terms of this  Agreement  by the other party or any default by the other party in respect of the transactions contemplated hereunder,  shall be paid on demand by the party which breached the Agreement  and/or  defaulted,  as
the  case  may  be.  The  Company  shall  pay  all  fees  of  any   unaffiliated
broker/dealer,  and Underwriter,  if required, pursuant to rules of the SEC. The
Company  shall pay all transfer  agent fees,  stamp or other  similar  taxes and duties levied in connection with issuance of the Shares pursuant hereto.

Section 10.9 NO BROKERS. Each of the Company and Investor represents that it has had no dealings in connection  with this  transaction  with any finder or broker who will  demand  payment of any fee or  commission  from the other  party.  The
Company  agrees to indemnify  the Investor  against and hold the other  harmless from any and all liabilities to any persons  claiming  brokerage  commissions or finder's  fees on account of services  purported to have been rendered on behalf of the indemnifying  party in connection with this Agreement or the transactions contemplated hereby.

Section  10.10  COUNTERPARTS.   This  Agreement  may  be  executed  in  multiple
counterparts,  each of which may be executed by less than all of the Company and shall be deemed to be an original  instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute  one and the same  instrument.  This  Agreement,  once  executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the parties so delivering this
Agreement.

Section 10.11 SURVIVAL; SEVERABILITY. The representations, warranties, covenants and agreements of the Company hereto shall survive each Closing  hereunder for a period of one (1) year  thereafter.  In the  event  that any  provision  of this
Agreement  becomes or is declared  by a court of  competent  jurisdiction  to be illegal,  unenforceable or void, this Agreement shall continue in full force and effect  without  said  provision;  provided  that  such  severability  shall  be ineffective if it materially  changes the economic  benefit of this Agreement to any party.

Section 10.12 FURTHER  ASSURANCES.  Each party shall do and perform, or cause to be done and performed,  all such further acts and things,  and shall execute and deliver all such other agreements,  certificates,  instruments and documents, as the other  party may  reasonably  request  in order to carry out the  intent and
accomplish  the  purposes  of  this  Agreement  and  the   consummation  of  the
transactions contemplated hereby.

Section 10.13 NO STRICT  CONSTRUCTION.  The language used in this Agreement will be deemed to be the  language  chosen by the  parties  to express  their  mutual intent, and no rules of strict construction will be applied against any party.

Section 10.14 EQUITABLE RELIEF. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this
Agreement,  any remedy at law may prove to be inadequate relief to Investor. The
Company  therefore  agrees that  Investor  shall be entitled  to  temporary  and permanent  injunctive  relief in any such case without the  necessity of proving actual damages.

Section  10.15  TITLE AND  SUBTITLES.  The  titles  and  subtitles  used in this
Agreement are used for the convenience of reference and are not to be considered in construing or interpreting this Agreement.

Section 10.16 REPORTING ENTITY FOR THE COMMON STOCK. The reporting entity relied upon for the determination of the trading price of the Common Stock on any given
Trading Day for the purposes of this  Agreement  shall be Bloomberg  L.P. or any successor thereto.  The written mutual consent of Investor and the Company shall be required to employ any other reporting entity.

Section 10.17 PUBLICITY.  The Company and Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions  contemplated hereby and no party shall issue any such press release or otherwise  make any such public  statement  without the prior written consent of the other parties,  which consent shall not be unreasonably  withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement.  Investor  acknowledges that this Agreement and all or part of the Transaction  Documents may be deemed to be
"material  contracts"  as that term is defined by Item  601(b)(10) of Regulation
S-K, and that the Company may  therefore  be required to file such  documents as exhibits to reports or registration statements filed under the Securities Act or the Exchange Act.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS  WHEREOF,  the parties  hereto have caused this Private  Equity
Credit Agreement to be executed by the  undersigned,  thereunto duly authorized, as of the date first set forth above.

WATER CHEF, INC.

By: /s/ Leslie J. Kessler
    ----------------------------------------
Name:  Leslie J. Kessler
      --------------------------------------
Title: President and Chief Executive Officer
       -------------------------------------

BRITTANY CAPITAL MANAGEMENT LIMITED

By: /s/ Barry W. Herman
    --------------------------------
Name:  Barry W. Herman
Title: Director

                                    EXHIBITS
                                    --------

EXHIBIT A                     Registration Rights Agreement

EXHIBIT B                     Put Notice

EXHIBIT C                     Opinion

EXHIBIT D                     Closing Certificate

EXHIBIT E                     [Intentionally omitted]

EXHIBIT F                     [Intentionally omitted]

Schedule 4.3                  Options, Warrants